Bridgeway Funds, Inc.

Large-Cap Value Fund (BRLVX)

Supplement dated November 15, 2011 to the Prospectus

and Statement of Additional Information (“SAI”) dated October 31, 2011

At a meeting of the Board of Directors (the “Board”) of Bridgeway Funds, Inc. (the “Company”) held on November 11, 2011, the Board approved the merger of the Bridgeway Large-Cap Value Fund (the “Bridgeway Fund”) into the American Beacon Bridgeway Large Cap Value Fund (the “New Fund”), a newly created series of American Beacon Funds (the “Trust”). The Board determined that the proposed merger would be in the best interests of the Bridgeway Fund and its shareholders. The Board also approved an Agreement and Plan of Reorganization and Termination (the “Plan”) between the Company, on behalf of the Bridgeway Fund, and the Trust, on behalf of the New Fund for the merger. The proposed Plan contemplates that the New Fund will acquire all of the assets and assume all of the liabilities of the Bridgeway Fund in exchange for Institutional Class shares of the New Fund. The Bridgeway Fund will then distribute those Institutional Class shares to its shareholders in exchange for the shareholders’ current Bridgeway Fund shares. The effect of the merger will be that the Bridgeway Fund shareholders would become shareholders of the New Fund.

The merger will shift management oversight responsibility for the Bridgeway Fund from Bridgeway Capital Management, Inc., the Bridgeway Fund’s current investment adviser (“Bridgeway”), to American Beacon Advisors, Inc., the New Fund’s investment manager. However, the New Fund’s Board of Trustees has approved the hiring of Bridgeway as the sub-adviser to the New Fund and the same portfolio managers that have been managing the Bridgeway Fund will continue to be responsible for the day-to-day portfolio management of the New Fund once the merger is completed.

The proposed merger of the Bridgeway Fund into the New Fund will require the approval of the shareholders of the Bridgeway Fund. A shareholder meeting is being called for that purpose and shareholders of the Bridgeway Fund will receive proxy solicitation materials providing them with information about the New Fund. If approved by Bridgeway Fund shareholders, the proposed merger is expected to take effect in the first quarter of 2012. Investors should check the Bridgeway Funds website (www.bridgeway.com) for further information.

This information supplements the Prospectus and SAI of the Large-Cap Value Fund dated October 31, 2011.

Please retain this supplement for future reference.